UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2005

TRIMAX CORPORATION
(formerly KIWI Network Solutions Inc.)

(Exact name of registrant as specified in its charter)

Nevada	0-32479	76-0616468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Simpson Tower, 401 Bay St, #2112, Toronto Ontario, M5H2Y4
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (416) 834-6686

KIWI NETWORK SOLUTIONS, INC.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective February 11, 2005: Derek Pepler, Robert Vivacqua and Ernest Kolenda were elected as the Company’s current directors

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal year

Effective February 11, 2005 the Company adopted and approved Amended and Restated Articles of Incorporation, changed the name of the Company to TRIMAX CORPORATION, changed the authorized stock of the Company and added 95,000,000 shares of common stock and 19,000,000 shares of preferred stock, par value $0.001 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAX CORPORATION
(formerly KIWI Network Solutions Inc.)

Date: February 28, 2005	By:	/s/ Derek Pepler

Derek Pepler, President